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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) NOVEMBER 30, 1996
                                                --------------------------------

                              CROWN NORTHCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)




       DELAWARE                       0-22936                 22-3172740
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)



                      1251 DUBLIN ROAD, COLUMBUS, OHIO              43215
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                   (Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code      (614) 488-1169
                                                   -----------------------------

                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report.)








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ITEM 5.           OTHER EVENTS

Prior to 1996, Crown NorthCorp, Inc. (the "Company") derived most of its revenues from public-sector contracts, primarily with the Federal Deposit Insurance Corporation ("FDIC") and the Resolution Trust Corporation ("RTC"). Under the terms of its contracts with the Company, the RTC retained a portion of earned disposition fees (between 10% and 15% depending on the contract) pending expiration or termination of the contracts. The purpose of the retention was to provide a fund against which the RTC may recover costs attributable to assets that remained unsold at the time of contract expiration or termination. If the retainage exceeds such costs, the excess is to be remitted back to the Company. The Company, however, has no obligation to reimburse the RTC for such costs exceeding the retention. The statutory authority of the RTC expired December 31, 1995 and its remaining operations were assigned to the FDIC.

Pursuant to a Settlement and Release Agreement (the "Agreement") effective November 22, 1996 between the FDIC and Crown Revenue Services, Inc., a wholly owned subsidiary of the Company ("Crown"), the Company received from the FDIC the sum of $2,299,857.52, which is net of $200,000 held in escrow pending the resolution of certain issues set forth in the Agreement, in settlement of issues arising out of six contracts between Crown and the RTC. Subsequently, the Company distributed the sum of $719,633.38 to affiliates of Ronald E. Roark, Chairman and Chief Executive Officer of the Company and the former owner of Crown, pursuant to the terms of a certain retainage sharing agreement entered into July 31, 1994 in connection with the Company's acquisition of Crown (the "Sharing Agreement"). Additionally, pursuant to a similar settlement and release agreement effective November 15, 1996 among the FDIC, Crown and an unaffiliated third party, the Company received from the FDIC the sum of $111,464.36 in settlement of issues arising out of the seventh and final contract between Crown and the RTC. This latter settlement is not subject to the Sharing Agreement.

The Company, which was formerly known as NorthCorp Realty Advisors, Inc. ("NorthCorp"), continues to negotiate with the FDIC with respect to retainage revenues attributable to contracts originally entered into between NorthCorp and the RTC. Similarly to Crown, on July 31, 1994 NorthCorp entered into a retainage sharing agreement with its former owner with respect to the NorthCorp contracts. Management anticipates a resolution of the NorthCorp contracts in the first quarter of 1997. There can be no assurance as to the outcome of these negotiations.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (a)      Financial Statements

                           None





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         (b)      Pro Forma Financial Information

                           None

         (c)      Exhibits

         1. Settlement and Release Agreement effective as of November 22, 1996 by and between the Federal Deposit Insurance Corporation (acting in various capacities itemized in the Agreement) and Crown Revenue Services, Inc.

         2. Settlement and Release Agreement effective as of November 15, 1996 by and among the Federal Deposit Insurance Corporation (acting in various capacities itemized in the Agreement), Greenthal/Harlan Realty Services, Co. and Crown Revenue Services, Inc.

         3. Settlement and Distribution Agreement by and among Crown Revenue Services, Inc., Culloden of Ohio, Inc. and REE, Inc. entered into as of November 30, 1996.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CROWN NORTHCORP, INC.



                                                 By:  /s/ Stephen W. Brown
                                                    ----------------------------
                                                          Stephen W. Brown
                                                          Secretary

                                                 Date:    December 16, 1996





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                                INDEX TO EXHIBITS
                                -----------------


         1. Settlement and Release Agreement effective as of November 22, 1996 by and between the Federal Deposit Insurance Corporation (acting in various capacities itemized in the Agreement) and Crown Revenue Services, Inc.

         2. Settlement and Release Agreement effective as of November 15, 1996 by and among the Federal Deposit Insurance Corporation (acting in various capacities itemized in the Agreement), Greenthal/Harlan Realty Services, Co. and Crown Revenue Services, Inc.

         3. Settlement and Distribution Agreement by and among Crown Revenue Services, Inc., Culloden of Ohio, Inc. and REE, Inc. entered into as of November 30, 1996.